UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2018

SUPER MICRO COMPUTER, INC.
(Exact name of registrant specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On March 12, 2018, Super Micro Computer, Inc., a Delaware corporation (the “Company”) entered into that certain Third Amendment to Credit Agreement (the “Amendment”) by and among the Company, Super Micro Computer B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) formed under the laws of the Netherlands and registered with the Trade Register of the Dutch Chamber of Commerce under number 17102792, as the “Designated” thereunder and not as a Guarantor (in such capacity, the “Designated Borrower” and, together with the Company, the “Borrowers” and each a “Borrower”), the Guarantors party thereto, the Lenders party thereto and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) amending that certain Credit Agreement dated as of June 30, 2016 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”).

The Amendment amends the Credit Agreement to, among other matters, add provisions requiring a new financing commitment by March 30, 2018 to repay all obligations under the Credit Agreement (the “Obligations”), repayment of the Obligations no later than April 20, 2018 and delivery of cash flow forecasts. In addition, the Amendment suspends the requirement for Borrowers to deliver certain financial statements and SEC filings, provided that no Event of Default has occurred.

Capitalized terms used but not otherwise defined herein have the respective meanings given thereto in the Credit Agreement. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

On March 13, 2018, the Company issued a press release announcing the Company has entered into the Amendment. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Amendment as set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

10.1	Third Amendment to Credit Agreement dated March 12, 2018.
99.1	Press Release of Super Micro Computer, Inc., dated March 13, 2018 announcing the Company has entered into the Amendment.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: March 13, 2018	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)

Exhibit Index

Exhibit Number	Description

10.1	Third Amendment to Credit Agreement dated March 12, 2018.
99.1	Press Release of Super Micro Computer, Inc., dated March 13, 2018 announcing the Company has entered into the Amendment.